T. Rowe Price Equity Index 500 Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

Important Information about the T. Rowe Price Equity Index 500 Portfolio

On April 26, 2024, the fund was liquidated, as approved by the fund’s board of directors. As a result, the fund is no longer offered to insurance company separate accounts for purchase.

The date of this supplement is April 29, 2024.

4/29/24